Morgan Stanley Income Securities Inc.
Item 77O- Transactions effected pursuant to Rule
10f-3

Securities Purchased:  Massachusetts Mutual Life
Insurance 4.500% due 4/15/2065
Purchase/Trade Date:	  4/8/2015
Offering Price of Shares: $98.184
Total Amount of Offering:  $500,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.040
Percentage of Fund's Total Assets: 0.11
Brokers:  Barclays Capital Inc., Deutsche Bank
Securities Inc., Citigroup Global Markets Inc.,
Morgan Stanley & Co. LLC
Purchased from: Deutsche Bank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  AT&T Inc. 4.750% due
5/15/2046
Purchase/Trade Date:	  4/23/2015
Offering Price of Shares: $99.644
Total Amount of Offering:  $3,500,000,000
Amount Purchased by Fund: $195,000
Percentage of Offering Purchased by Fund: 0.006
Percentage of Fund's Total Assets: 0.11
Brokers:  Barclays Capital Inc., Citigroup Global
Markets Inc., J.P. Morgan Securities LLC, RBC
Capital Markets, LLC, Mizuho Securities USA Inc.,
Merrill Lynch, Pierce, Fenner & Smith Inc., BNP
Paribas Securities Corp., Morgan Stanley & Co.
LLC, Credit Suisse Securities (USA) LLC, US
Bancorp Investments, Inc., Wells Fargo Securities,
LLC, Deutsche Bank Securities Inc., Goldman,
Sachs & Co., UBS Securities LLC, Santander
Investment Securities Inc., TD Securities (USA)
LLC, C.L. King & Associates, Inc., Comerica
Securities, Inc., Loop Capital Markets LLC, Siebert
Brandford Shank & Co., LLC, CastleOak
Securities, LP, Samuel A. Ramirez & Company,
Inc., The Williams Capital Group, LP
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Abbvie Inc. 3.600% due
5/14/2025
Purchase/Trade Date:	  5/5/2015
Offering Price of Shares: $99.825
Total Amount of Offering:  $3,750,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund: 0.008
Percentage of Fund's Total Assets: 0.17
Brokers:  Barclays Capital Inc., Deutsche Bank
Securities Inc., BNP Paribas Securities Corp.,
HSBC Securities (USA) Inc., SG Americas
Securities, LLC, Credit Suisse Securities (USA)
LLC, Mizuho Securities USA Inc., Santander
Investment Securities Inc., Standard Chartered
Bank, The Williams Capital Group, LP , DNB
Markets Inc., Lloyds Securities Inc., RBC Capital
Markets, LLC, Merrill Lynch, Pierce, Fenner &
Smith Inc., Morgan Stanley & Co. LLC, Mitsubishi
UFJ Securities (USA), Inc., U.S. Bancorp
Investments, Inc., Wells Fargo Securities, LLC
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Embraer Netherlands BV
5.050% due 6/15/2025
Purchase/Trade Date:	  6/8/2015
Offering Price of Shares: $99.682
Total Amount of Offering:  $1,000,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.025
Percentage of Fund's Total Assets: 0.14
Brokers:  Citigroup Global Markets Inc., Morgan
Stanley & Co. LLC
Purchased from: Citibank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Energy Transfer Partners LP
2.500% due 6/15/2018
Purchase/Trade Date:	  6/18/2015
Offering Price of Shares: $99.946
Total Amount of Offering:  $650,000,000
Amount Purchased by Fund: $1,400,000
Percentage of Offering Purchased by Fund: 0.215
Percentage of Fund's Total Assets: 0.80
Brokers:  Deutsche Bank Securities Inc., Mitsubishi
UFJ Securities (USA), Inc., Wells Fargo Securities,
LLC, DNB Markets Inc., Merrill Lynch, Pierce,
Fenner & Smith Inc., Barclays Capital Inc., Credit
Suisse Securities (USA) LLC, Goldman, Sachs &
Co., J.P. Morgan Securities LLC, Mizuho Securities
USA Inc., Morgan Stanley & Co. LLC, SunTrust
Robinson Humphrey, Inc., U.S. Bancorp
Investments, Inc., Comerica Securities, Inc., Natixis
Securities Americas LLC, PNC Capital Markets
LLC
Purchased from: Deutsche Bank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.


Securities Purchased:  Entergy Corp. 4.000% due
7/15/2022
Purchase/Trade Date:	  6/25/2015
Offering Price of Shares: $99.859
Total Amount of Offering:  $650,000,000
Amount Purchased by Fund: $425,000
Percentage of Offering Purchased by Fund: 0.065
Percentage of Fund's Total Assets: 0.24
Brokers:  Barclays Capital Inc., BNP Paribas
Securities Corp., Mizuho Securities USA Inc.,
Morgan Stanley & Co. LLC, Mitsubishi UFJ
Securities (USA), Inc., J.P. Morgan Securities LLC,
Citigroup Global Markets Inc., KeyBank Capital
Markets Inc.
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  General Motors Financial
Co. Inc. 4.300% due 7/13/2025
Purchase/Trade Date:	 7/8/2015
Offering Price of Shares: $99.863
Total Amount of Offering: $800,000,000
Amount Purchased by Fund: $180,000
Percentage of Offering Purchased by Fund: .023
Percentage of Fund's Total Assets: .10
Brokers:  Barclays Capital Inc., BNP Paribas
Securities Corp., Commerz Markets LLC., Mizuho
Securities USA Inc., Morgan Stanley & Co. LLC,
Banco Bradesco BBI S.A., BB Securities Limited,
BMO Capital Markets Corp., Blaylock Beal Van,
LLC, Loop Capital Markets LLC, Samuel A.
Ramirez & Company, Inc.
Purchased from: Barclays Capital Inc.
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  ABN Amro Bank NV
4.750% due 7/28/2025
Purchase/Trade Date:	 7/21/2015
Offering Price of Shares: $99.732
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $700,000
Percentage of Offering Purchased by Fund: .047
Percentage of Fund's Total Assets: .40
Brokers:  Citigroup Global Markets Inc., Goldman
Sachs & Co., J.P. Morgan Securities LLC, Merrill
Lynch Pierce Fenner & Smith Inc., Morgan Stanley
& Co LLC, ABN AMRO Bank N.V.
Purchased from: Citibank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Celgene Corp. 3.875% due
8/15/2025
Purchase/Trade Date:	 8/3/2015
Offering Price of Shares: $99.034
Total Amount of Offering: $2,500,000,000
Amount Purchased by Fund: $525,000
Percentage of Offering Purchased by Fund: .021
Percentage of Fund's Total Assets: .30
Brokers:  J.P. Morgan Securities LLC, Citigroup
Global Markets Inc., Deutsche Bank Securities Inc.,
Merrill Lynch Pierce Fenner & Smith Inc., Barclays
Capital Inc., Credit Suisse Securities (USA) LLC,
Goldman, Sachs & Co., Morgan Stanley & Co.
LLC, HSBC Securities (USA) Inc., Mitsubishi UFJ
Securities (USA) Inc., Standard Charter Bank, PNC
Capital Markets LLC, U.S. Bancorp Investments,
Inc.
Purchased from: Citibank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Automatic Data Processing
Inc. 3.375% due 9/15/2025
Purchase/Trade Date:	 9/8/2015
Offering Price of Shares: $99.891
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $225,000
Percentage of Offering Purchased by Fund: .023
Percentage of Fund's Total Assets: .13
Brokers:  J.P. Morgan Securities LLC, Merrill
Lynch Pierce Fenner & Smith Inc., BNP Paribas
Securities Corp., Citigroup Global Markets Inc.,
Morgan Stanley & Co. LLC, Wells Fargo
Securities, LLC, Barclays Capital Inc., Deutsche
Bank Securities Inc., Mitsubishi UFJ Securities
(USA) Inc., BMO Capital Markets Corp., Mizuho
Securities USA Inc., PNC Capital Markets LLC,
RBC Capital Markets, LLC, Lloyds Securities Inc.,
SG Americas Securities, LLC, The Williams
Capital Group, L.P., BNY Mellon Capital Markets,
LLC, KeyBanc Capital Markets Inc., SunTrust
Robinson Humphrey, Inc., BB&T Capital Markets,
Scotia Capital (USA) Inc., TD Securities (USA)
LLC, UMB Financial Services, Inc., RBS Securities
Inc.
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Gilead Sciences Inc. 3.650%
due 3/1/2026
Purchase/Trade Date:	 9/9/2015
Offering Price of Shares: $99.596
Total Amount of Offering: $2,750,000,000
Amount Purchased by Fund: $350,000
Percentage of Offering Purchased by Fund: .013
Percentage of Fund's Total Assets: .20
Brokers:  Merrill Lynch Pierce Fenner & Smith
Inc., J.P. Morgan Securities LLC, Goldman, Sachs
& Co., Barclays Capital Inc., RBC Capital Markets,
LLC, Mitsubishi UFJ Securities (USA) Inc., SMBC
Nikko Securities America, Inc., U.S. Bancorp
Investments, Inc., The Williams Capital Group,
L.P., Evercore Group LLC
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Tyco International Finance
SA 3.900% due 2/14/2026
Purchase/Trade Date:	 9/9/2015
Offering Price of Shares: $99.284
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: .027
Percentage of Fund's Total Assets: .11
Brokers:  Deutsche Bank Securities Inc., Goldman,
Sachs & Co., Morgan Stanley & Co. LLC, BBVA
Securities Inc., BNP Paribas Securities Corp., BNY
Mellon Capital Markets, LLC, Citigroup Global
Markets Inc., J.P. Morgan Securities LLC, Merrill
Lynch Pierce Fenner & Smith Inc., The Williams
Capital Group, L.P.
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Biogen IDEC Inc. 4.050%
due 9/15/2025
Purchase/Trade Date:	9/10/2015
Offering Price of Shares: $99.764
Total Amount of Offering: $1,750,000,000
Amount Purchased by Fund: $275,000
Percentage of Offering Purchased by Fund: .016
Percentage of Fund's Total Assets: .16
Brokers:  Goldman, Sachs & Co., Merrill Lynch
Pierce Fenner & Smith Inc., Credit Suisse Securities
(USA) LLC, Deutsche Bank Securities Inc., J.P.
Morgan Securities LLC, Mitsubishi UFJ Securities
(USA) Inc., Morgan Stanley & Co. LLC, HSBC
Securities (USA) Inc., Mizuho Securities USA Inc.,
U.S. Bancorp Investments, Inc.
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  WEA Finance
LLC/Westfield UK & 3.250% due 10/5/2020
Purchase/Trade Date:	 9/28/2015
Offering Price of Shares: $99.657
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $475,000
Percentage of Offering Purchased by Fund: .048
Percentage of Fund's Total Assets: .27
Brokers:  Citigroup Global Markets Inc., Deutsche
Bank Securities Inc., HSBC Securities (USA) Inc.,
J.P. Morgan Securities LLC, BBVA Securities Inc.,
Credit Suisse Securities (USA) LLC, Merrill Lynch
Pierce Fenner & Smith Inc., Morgan Stanley & Co.
LLC, RBC Capital Markets, LLC, Scotia Capital
(USA) Inc., TD Securities (USA) LLC, UBS
Securities LLC, Wells Fargo Securities, LLC
Purchased from: Citibank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Hewlett Packard Enterprise
Co. 4.900% due 10/15/2025
Purchase/Trade Date:	 9/30/2015
Offering Price of Shares: $99.725
Total Amount of Offering: $2,500,000,000
Amount Purchased by Fund: $625,000
Percentage of Offering Purchased by Fund: .025
Percentage of Fund's Total Assets: .36
Brokers:  Citigroup Global Markets Inc., Goldman,
Sachs & Co., J.P. Morgan Securities LLC, Merrill
Lynch, Pierce, Fenner & Smith Inc., Deutsche Bank
Securities Inc., BNP Paribas Securities Corp.,
HSBC Securities (USA) Inc. Mizuho Securities
USA Inc., ANZ Securities, Inc., Barclays Capital
Inc., Credit Suisse Securities (USA) LLC, ING
Financial Markets LLC, Morgan Stanley & Co.
LLC, RBC Capital Markets, LLC, SG Americas
Securities, LLC, Wells Fargo Securities, LLC,
Credit Agricole Securities (USA) Inc., KeyBanc
Capital Markets Inc., Santander Investment
Securities Inc., Standard Chartered Bank, U.S.
Bancorp Investments, Inc., Blaylock Beal Van,
LLC, Loop Capital Markets LLC, MFR Securities,
Inc., Samuel A. Ramirez & Company, Inc., The
Williams Capital Group, L.P.
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.